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                                                                    EXHIBIT 99.2

                           HLI OPERATING COMPANY, INC.
                          NOTICE OF GUARANTEED DELIVERY

         This form or one substantially equivalent to this form must be used to accept the offer (the "Exchange Offer") of HLI Operating Company, Inc. ("HLI") to exchange an aggregate principal amount of up to $250,000,000 of our 10 1/2% Senior Notes due 2010 and the related Guarantees (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of our issued and outstanding 10 1/2% Senior Notes due 2010 and the related Guarantees (the "Old Notes"), which were issued in offerings under Rule 144A and Regulation S under the Securities Act that were not registered under the Securities Act. The Exchange Offer will expire at 5:00
p.m., New York City time, on        , 2003, unless extended (as it may be
extended, the "Expiration Date"). As described in the enclosed Prospectus, dated
August    , 2003 (the "Prospectus"), if you are a registered holder of Old Notes and wish to tender your Old Notes, but (1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach U.S. Bank National Association, as exchange agent (the "Exchange Agent"), before the Expiration Date or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date, you may effect a tender of your Old Notes if (1) the tender is made through an Eligible Guarantor Institution (as defined in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Old Notes"); (2) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission. If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all tendered Old Notes, in proper form for transfer, or a book-entry, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or in the case of a book-entry transfer, an agent's message instead of the Letter of Transmittal, and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent from such Eligible Guarantor Institution; and (3) the Exchange Agent receives the certificates for all tendered Old Notes, in proper form for transfer, or a book-entry transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or in the case of a book-entry transfer, an agent's message instead of the letter of transmittal, and any other documents required or Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

           Delivery to: U.S. BANK NATIONAL ASSOCIATION, Exchange Agent


              By Overnight Courier, Hand, Regular or Certified Mail


                          U.S. Bank National Association
                         Attn: Specialized Finance Group
                              60 Livingston Avenue
                                   EP-MN-WS2N
                               St. Paul, MN 55107

                                  By Facsimile:
                     (Eligible Guarantor Institutions Only)

                                 (651) 495-8158


                             To Confirm by Telephone
                            or for Information Call:

                                 1-800-934-6802

         DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.



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Ladies and Gentlemen:

         Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to HLI the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."


Principal Amount of Old Notes Tendered:*    If Old Notes will be delivered by
                                            book-entry transfer to The
$                                           Depository Trust Company, provide
  ---------------------------------------   account number.
Certificate Nos. (if available):

                                            Account Number
                                                          ----------------------
Total Principal Amount Represented by
         Old Notes Certificate(s):

$
  ---------------------------------------


         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


                                PLEASE SIGN HERE

X
  --------------------------------------------    ------------------
X
  --------------------------------------------    ------------------
         Signature(s) of Owner(s)                    Date
         or Authorized Signatory

         Area Code and Telephone Number: (   )
                                         ---------------------------------------

         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
Capacity:
               -----------------------------------------------------------------

               -----------------------------------------------------------------
Address(es):
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

--------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.



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                                    GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.


----------------------------------------    ------------------------------------
           Name of Firm                             Authorized Signature


----------------------------------------    ------------------------------------
              Address                                     Title

                                            Name:
----------------------------------------         -------------------------------
              Zip Code                             (Please Type or Print)


Area Code and Tel. No.                      Dated:
                      ------------------          ------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.